Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Form 10-K period report of Dehaier Medical Systems Limited for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof and pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Yanying (Aileen) Qi, certify that:

(1) This period report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the this period report fairly presents, in all material respects, the financial condition and results of operations of Dehaier Medical Systems Limited.

Date: March 19, 2012

/s/ Yanying (Aileen) Qi
Yanying (Aileen) Qi
Chief Financial Officer (Principal Financial Officer)